January 26, 2016
CITIZENSSELECT FUNDS
-CitizensSelect Prime Money Market Fund
-CitizensSelect Treasury Money Market Fund
Supplement to Prospectuses
 dated September 1, 2015
The following changes will take effect on March 1, 2016
CitizensSelect Prime Money Market Fund
The following will replace any contrary information throughout the prospectus.
The fund will change its name to "Dreyfus Prime Money Market Fund."
The fund's Class A shares will be redesignated as Citizens shares and will be offered only to those shareholders of the fund whose fund account existed on February 29, 2016.  The redesignation of the fund's Class A shares will have no effect on current Class A shareholders or their fund accounts, other than to reflect the share class redesignation.
The fund's Class C shares will be converted into Class B shares, and Class D shares will be redesignated as Class C shares.  The existing administrative services fees and omnibus account services fees for the Class B and Class C shares will be eliminated.  Class B and Class C will each have a shareholder services plan fee of 0.25% for the provision of personal services to shareholders and/or the maintenance of shareholder accounts, and Class C will have a distribution fee of 0.65%.
The following will replace any contrary information in "Fund Summary—Purchase and Sale of Fund Shares" with respect to the fund and "Shareholder Guide—Buying and Selling Shares—How to Buy Shares":
In general, the minimum initial investment is $1 million.  A financial intermediary may establish an account in the fund if the financial intermediary has $500 million invested in the aggregate in funds in the Dreyfus Family of Funds.
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CitizensSelect Treasury Money Market Fund
The following will replace any contrary information throughout the prospectus.
The fund will change its name to "Dreyfus Institutional Preferred Treasury Money Market Fund."
The fund's Class A shares will be redesignated as Hamilton shares.
The fund's Class C shares and Class D shares will be converted into Class B shares.  Following such conversion, Class B shares will be redesignated as Premier shares.
The existing omnibus account services fees for Hamilton and Premier shares and the existing administrative services fees for Premier shares will be eliminated.  Hamilton and Premier shares will have shareholder services plan fees of 0.05% and 0.25%, respectively, for the provision of personal services to shareholders and/or the maintenance of shareholder accounts.
The following will replace any contrary information in "Fund Summary—Purchase and Sale of Fund Shares" with respect to the fund and "Shareholder Guide—Buying and Selling Shares—How to Buy Shares":
In general, the minimum initial investment is $500 million and there is no minimum subsequent investment, unless the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future aggregate level of investment of $500 million in the fund.
The following will replace any contrary information in "Shareholder Guide—Services for Fund Investors—Fund Exchanges":
An investor may purchase, in exchange for shares of the fund, any class of shares of Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Money Market Fund or Dreyfus Institutional Preferred Plus Money Market Fund.
The following will supplement the information in "Shareholder Guide—Services for Fund Investors":
Conversion Feature
Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class.  The fund reserves the right to refuse any conversion request.
Dreyfus Auto-Exchange Privilege
Dreyfus Auto-Exchange privilege enables an investor holding shares of the fund as of November 1, 2015 to invest regularly (on a monthly, semi-monthly, quarterly or annual basis), in exchange for shares of the fund, in any class of shares of Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Money Market Fund or Dreyfus Institutional Preferred Plus Money Market Fund, or in shares of certain funds in the Dreyfus Family of Funds, if the investor is a shareholder in such fund.  There is currently no fee for this privilege.